Exhibit 10.10

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 17th day of October, 2008, among:

(a) SHILOH INDUSTRIES, INC., a Delaware corporation (“Borrower”);

(b) the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c) NATIONAL CITY BANK, as co-lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”); and

(d) THE PRIVATEBANK AND TRUST COMPANY, as the co-lead arranger and syndication agent.

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of August 1, 2008, that provides, among other things, for loans and letters of credit aggregating One Hundred Twenty Million Dollars ($120,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

1. Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby retroactively amended, effective as of the Closing Date, to delete the definition of “Fixed Charge Coverage Ratio” therefrom and to insert in place thereof the following:

“Fixed Charge Coverage Ratio” means, as determined for the most recently completed four fiscal quarters of Borrower, on a Consolidated basis and in accordance with GAAP, the ratio of (a) (i) Consolidated EBITDA, minus (ii) the sum of (A) Consolidated Capital Expenditures, and (B) Capital Distributions (other than the 2008 Special Dividend); to (b) Consolidated Fixed Charges.

2. Addition to Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:

“2008 Special Dividend” shall mean the one-time cash dividend by Borrower to its shareholders, made on March 11, 2008, in an aggregate amount equal to Sixteen Million Three Hundred Sixty Thousand Dollars ($16,360,000).

3. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

(a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(b) pay all legal fees and expenses of Agent in connection with this Amendment.

4. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

5. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

6. Waiver and Release. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

9. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

10. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT’S OR ANY LENDER’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment in Cleveland, Ohio as of the date first set forth above.

SHILOH INDUSTRIES, INC.

By:
Thomas M. Dugan
Treasurer

NATIONAL CITY BANK, as Agent and as a Lender

By:
Robert S. Coleman
Senior Vice President

THE PRIVATEBANK AND TRUST COMPANY, as Syndication Agent and as a Lender

By:
Robert M. Walker
Managing Director

Signature Page to

First Amendment Agreement

FIRSTMERIT BANK, N.A.

By:

Name:

Title:

KEYBANK NATIONAL ASSOCIATION

By:

Name:

Title:

RBS CITIZENS, NATIONAL ASSOCIATION

By:

Name:

Title:

Signature Page to

First Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of October 17, 2008. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF AGENT AND LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWER, AGENT AND LENDERS.

SHILOH CORPORATION		GREENFIELD DIE & MANUFACTURING CORP.

By:		By:
	Thomas J. Stecz		Thomas J. Stecz
	Treasurer		Treasurer

JEFFERSON BLANKING INC.		SHILOH AUTOMOTIVE, INC.

By:		By:
	Thomas M. Dugan		Thomas J. Stecz
	Assistant Secretary		Treasurer

By:
Thomas J. Stecz
Treasurer

Signature Page 1 of 2 to

Acknowledgement and Agreement

SHILOH INDUSTRIES, INC. DICKSON MANUFACTURING DIVISION		LIVERPOOL COIL PROCESSING, INCORPORATED

By:		By:
	Thomas J. Stecz		Thomas J. Stecz
	Treasurer		Treasurer

MEDINA BLANKING, INC.		THE SECTIONAL DIE COMPANY

By:		By:
	Thomas J. Stecz		Thomas J. Stecz
	Treasurer		Treasurer

SECTIONAL STAMPING, INC.

By:
Thomas J. Stecz
Treasurer

Signature Page 2 of 2 to

Acknowledgement and Agreement